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                                                                   EXHIBIT 10.25

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED

                             AMENDMENT TO AGREEMENT

      THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective this 1st day of February, 2005 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and OSI PHARMACEUTICALS, INC., and its Affiliates, a Delaware corporation, with executive offices at 58 South Service Road, Melville, New York 11747 ("OSIP"). OSIP and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

      A. OSIP and SGX have entered into a Collaboration Agreement (the "Agreement") effective August 1, 2003, under which the Parties have agreed to conduct a collaborative research program.

      B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.

      NOW, THEREFORE, the Parties agree as follows:

1.    AMENDMENT OF THE AGREEMENT

      The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.

      1.1 AMEND SECTION 1.14. Section 1.14 of the Agreement is hereby amended to add the words "an OSIP Target that has demonstrated biologic or enzymatic activity or" after the word "express".

      1.2 AMEND SECTION 2.2. Section 2.2 of the Agreement is hereby amended by deleting the words "[...***...] ([...***...])" and replacing them with "[...***...] ([...***...])".

      1.3 AMEND SECTION 2.6. Section 2.6 is hereby amended to delete the words "[...***...] ([...***...]) and replace with "[...***...] ([...***...]) to
[...***...] ([...***...]) and delete the words "[...***...] ([...***...])" and replace them with "[...***...] ([...***...])".

      1.4 AMEND SECTION 3.1 Section 3.1 of the Agreement is hereby amended to add the following sentence: "within thirty (30) days after February 1, 2005, OSIP will pay to SGX an extension payment of one hundred thousand dollars ($100,000)."

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                       1.

      1.5 AMEND SECTION 3.2. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following: "Research Funding. For the period from the Effective Date through to January 31, 2005, OSIP will pay SGX research funding of $60,000 per month, and for the period from February 1, 2005 through to the end of the Term of the Collaboration, OSIP will pay SGX research funding of $[...***...] per month, in each case payable quarterly in advance.

      1.6 AMEND SECTION 3.3. Section 3.3 of the Agreement is hereby amended to delete the words: "; or an aggregate of [...***...] ([...***...]) milestones during the Term of the Collaboration (i.e. $[...***...])" and replace them with the following: "; or for more than [...***...] ([...***...]) milestones during the period from February 1, 2005 through the end of the Term of the Collaboration (i.e.$ [...***...]), unless otherwise agreed by the Parties."

      1.7 AMEND EXHIBIT A. Exhibit A of the Agreement will be amended by adding the attached Exhibit A-1.

      1.8 AMEND EXHIBIT B. Exhibit B of the Agreement is deleted in its entirety and replaced with the Exhibit B attached hereto.

2.    MISCELLANEOUS

      2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

      2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                                      OSI PHARMACEUTICALS, INC.

                                      By: /s/ [Illegible]
                                          --------------------------------------

                                      Title:  Vice President - Research

                                      STRUCTURAL GENOMIX, INC.

                                      By: /s/ M. Grey
                                         ---------------------------------------

                                      Title:  President and CEO

                                       2.   ***CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT A-1

                              SGX-OSI COLLABORATION
                             RESEARCH PLAN EXTENSION

With an extension of the collaboration, SGX will undertake the following programs of experimental work:

1. Continue to provide structures of [...***...], and [...***...] as needed and as long as compounds are supplied,

2. Continue research experiments on purification and crystallization of [...***...] with the goal of solving a crystal structure. Further experiments involving [...***...] can follow if [...***...] from [...***...] or [...***...],

3. Additional research experiments will be performed to identify constructs and crystallization conditions that yield a crystallographic structure of [...***...] in a [...***...].

Assuming that [...***...] and [...***...] continue as active targets, an additional two targets will also be activated by the JSC. Upon finalization of the contract amendment, [...***...], [...***...] and [...***...] on these targets will commence immediately with the goal of [...***...]. As needed during the term of the amendment, other targets may be nominated and approved by the JSC.

POTENTIAL TARGETS

      -     [...***...]
            [...***...] will be made based on [...***...] of [...***...], and
            [...***...] to [...***...] will be used for the [...***...], since protein for all [...***...] of [...***...] have been [...***...] in
            [...***...]. If we [...***...], we may [...***...] and [...***...]
            the [...***...] will be tested in [...***...] and, in parallel, [...***...] to [...***...] followed by [...***...] to
            [...***...] the [...***...] such as [...***...] or
            [...***...] will be included in [...***...], as well as [...***...].
            The [...***...] of the [...***...] will be [...***...] at
            [...***...] prior to [...***...]

      -     [...***...]
            [...***...] will be [...***...] in [...***...] will be included during [...***...], and an [...***...] included in [...***...]
            and/or [...***...] will be evaluated. If [...***...] from such [...***...] using [...***...] will be [...***...] will be
            [...***...] in [...***...] and, in parallel, subjected to [...***...]to optimize the [...***...]

                                       3.    ***CONFIDENTIAL TREATMENT REQUESTED

      -     [...***...]

            [...***...] will be attempted in [...***...] as a [...***...], with and without [...***...] will be evaluated, if necessary. [...***...] will start after the [...***...] and the [...***...] and [...***...]
            will be deleted. If needed, [...***...] will be [...***...]. [...***...] will advise on the [...***...] to support [...***...]
            and [...***...] can also be started in parallel if [...***...] or [...***...] from [...***...] is a [...***...]

OTHER POTENTIAL TARGETS

      -     [...***...]
      -     [...***...]
      -     [...***...]
      -     [...***...]

                                       4.    ***CONFIDENTIAL TREATMENT REQUESTED

                            EXHIBIT B - OSIP TARGETS

Initial [...***...] targets:
[...***...]

Targets [...***...]:
[...***...]

Targets [...***...]:
[...***...]

ADDITIONAL TARGETS TO BE ADDED FROM TIME TO TIME AS AGREED UPON BY THE JSC.

                                       5.    ***CONFIDENTIAL TREATMENT REQUESTED